POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/ALBERT R. GAMPER, JR.
                                                     Albert R. Gamper, Jr.

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/KENJI NAKAMURA
                                                     Kenji Nakamura

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/KEIJI TORII
                                                     Keiji Torii

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/HISAO KOBAYASHI
                                                     Hisao Kobayashi

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/MICHIO MURATA
                                                     Michio Murata

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/JOSEPH A. POLLICINO
                                                     Joseph A. Pollicino

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/PAUL N. ROTH
                                                     Paul N. Roth

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/TAKASUKE KANEKO
                                                     Takasuke Kaneko

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/PETER J. TOBIN
                                                     Peter J. Tobin

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $3,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $3,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 15th day of November, 1995.



                                                     /s/WILLIAM H. TURNER
                                                     William H. Turner